AMENDMENT TO

SCHEDULE A

Investment Management Agreement

Between Lincoln Variable Insurance Products Trust and

Lincoln Investments Advisors Corporation

THIS AMENDED SCHEDULE A lists the Funds for which the Investment Manager provides investment management services pursuant to the Investment Management Agreement dated April 30, 2007, as amended.

Fund Name	Management Fee Schedule	Effective Date
	(as a percentage of average daily
	net assets)
Lincoln iShares® Fixed Income Allocation Fund	0.25%	January 1, 2017

Lincoln iShares® Global Growth Allocation Fund	0.25%	January 1, 2017

Lincoln iShares® U.S. Moderate Allocation Fund	0.25%	January 1, 2017

LVIP American Balanced Allocation Fund	0.25%	July 30, 2010

LVIP American Century Select Mid Cap Managed	0.75%	October 1, 2013
Volatility Fund

LVIP American Global Balanced Allocation	0.25%	March 15, 2012
Managed Risk Fund

LVIP American Global Growth Allocation	0.25%	March 15, 2012
Managed Risk Fund

LVIP American Global Growth Fund1	0.80%	April 30, 2010

LVIP American Global Small Capitalization Fund1	1.00%	April 30, 2010

LVIP American Growth Fund1	0.75%	April 30, 2010
LVIP American Growth-Income Fund1	0.75%	April 30, 2010

LVIP American Growth Allocation Fund	0.25%	July 30, 2010

LVIP American Income Allocation Fund	0.25%	July 30, 2010

LVIP American International Fund1	0.85%	April 30, 2010

LVIP American Preservation Fund	0.25%	August 27, 2012

LVIP Baron Growth Opportunities Fund	1.00%	June 5, 2007

LVIP BlackRock Advantage Allocation Fund	0.65%	May 1, 2019

LVIP BlackRock Dividend Value Managed	0.75% of the first $500 million; and	October 1, 2009
Volatility Fund	0.70% of the excess over $500
	million

LVIP BlackRock Global Allocation Fund	0.65%	April 25, 2019

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Fund Name	Management Fee Schedule	Effective Date
	(as a percentage of average daily
	net assets)
LVIP BlackRock Global Allocation Managed Risk	0.15%	May 1, 2019
Fund

LVIP BlackRock Global Growth ETF Allocation	0.25%	May 1, 2016
Managed Risk Fund

LVIP BlackRock Global Real Estate Fund	0.73% on assets up to $250 million;	May 1, 2014
	0.63% on assets over $250 million

LVIP BlackRock Inflation Protected Bond Fund	0.45% of the first $500 million; and	April 30, 2010
	0.40% of the excess over $500
	million

LVIP BlackRock U.S. Growth ETF Allocation	0.25%	May 1, 2016
Managed Risk Fund

LVIP Blended Large Cap Growth Managed	0.75% of the first $500 million; and	April 30, 2007
Volatility Fund	0.70% of the excess over $500
	million

LVIP Blended Mid Cap Managed Volatility Fund	0.65%	May 1, 2019

LVIP ClearBridge QS Select Large Cap Managed	0.64%	October 1, 2013
Volatility Fund

LVIP Delaware Bond Fund	0.48% of the first $200 million;	April 30, 2007
	0.40% of the next $200 million; and
	0.30% of the excess over $400
	million

LVIP Delaware Diversified Floating Rate Fund	0.60% of the first $500 million; and	April 30, 2010
	0.55% of the excess over $500
	million

LVIP Delaware Social Awareness Fund	0.48% of the first $200 million;	April 30, 2007
	0.40% of the next $200 million; and
	0.30% of the excess over $400
	million

LVIP Delaware Special Opportunities Fund	0.48% of the first $200 million;	April 30, 2007
	0.40% of the next $200 million; and
	0.30% of the excess over $400
	million

LVIP Delaware Wealth Builder Fund	0.63%	May 1, 2019

LVIP Dimensional International Core Equity Fund	0.58%	March 4, 2020

LVIP Dimensional International Equity Managed	0.25%	April 29, 2011
Volatility Fund

Fund Name	Management Fee Schedule	Effective Date
	(as a percentage of average daily
	net assets)
LVIP Dimensional U.S. Core Equity 1 Fund	0.48% of the first $200 million;	April 30, 2007
	0.40% of the next $200 million; and
	0.30% of the excess of $400 million

LVIP Dimensional U.S. Core Equity 2 Fund	0.72%	May 1, 2015

LVIP Dimensional U.S. Equity Managed Volatility	0.25%	April 29, 2011
Fund

LVIP Dimensional/Vanguard Total Bond Fund	0.25%	April 29, 2011

LVIP Fidelity Institutional AM® Select Core	0.70%	April 30, 2013
Equity Managed Volatility Fund

LVIP Franklin Templeton Global Equity Managed	0.75% of the first $200 million;	April 30, 2007
Volatility Fund	0.65% of the next $300 million; and
	0.60% of the excess over $500
	million

LVIP Franklin Templeton Multi-Asset	0.75%	May 1, 2014
Opportunities Fund

LVIP Global Aggressive Growth Allocation	0.25%	November 1, 2018
Managed Risk Fund

LVIP Global Conservative Allocation Managed	0.25%	April 30, 2007
Risk Fund

LVIP Global Growth Allocation Managed Risk	0.25%	April 30, 2007
Fund

LVIP Global Income Fund	0.65%	May 1, 2009

LVIP Global Moderate Allocation Managed Risk	0.25%	April 30, 2007
Fund

LVIP Government Money Market Fund	0.48% of the first $200 million;	April 30, 2007
	0.40% of the next $200 million; and
	0.30% of the excess over $400
	million

LVIP Invesco Select Equity Income Managed	0.565%	May 1, 2020
Volatility Fund

LVIP JPMorgan High Yield Fund	0.65% of the first $500 million; and	April 30, 2010
	0.60% of the excess over $500
	million

LVIP JPMorgan Retirement Income Fund	0.75%	May 1, 2009

Fund Name	Management Fee Schedule	Effective Date
	(as a percentage of average daily
	net assets)
LVIP JPMorgan Select Mid Cap Value Managed	1.05% of the first $60 million;	April 30, 2007
Volatility Fund	0.75% of the next $90 million; and
	0.65% of the excess over $150
	million

LVIP Loomis Sayles Global Growth Fund	0.68%	April 30, 2018

LVIP MFS International Equity Managed	0.85%	April 30, 2013
Volatility Fund

LVIP MFS International Growth Fund	1.00% of the first $50 million;	October 1, 2010
	0.95% of the next $50million;
	0.90% of the next $50 million;
	0.85% of the next $100 million; and
	0.80% of the excess over $250
	million

VIP MFS Value Fund	0.75% of the first $75 million;	May 1, 2014
	0.70% of the next $75 million;
	0.65% of the next $50 million;
	0.60% of the next $300 million;
	0.5875% of the next $1 billion; and
	0.5625% on assets over $1.5 billion

LVIP Mondrian International Value Fund	0.90% of the first $200 million;	April 30, 2007
	0.75% of the next $200 million; and
	0.60% of the excess over $400
	million

LVIP Multi-Manager Global Equity Managed	0.25%	May 1, 2014
Volatility Fund

LVIP PIMCO Low Duration Bond Fund	0.50%	May 1, 2014

LVIP SSGA Bond Index Fund	0.40%	May 1, 2008

LVIP SSGA Conservative Index Allocation Fund	0.15%	May 1, 2019

LVIP SSGA Conservative Structured Allocation	0.15%	May 1, 2019
Fund
LVIP SSGA Developed International 150 Fund	0.40% on assets up to $100 million;	May 1, 2014
	0.32% on assets above $100 million

LVIP SSGA Emerging Markets Equity Index Fund	0.34%	November 1, 2018

LVIP SSGA Emerging Markets 100 Fund	0.40% on assets up to $100 million;	May 1, 2014
	0.33% on assets above $100 million

LVIP SSGA Global Tactical Allocation Managed	0.40%	November 1, 2013
Volatility Fund

LVIP SSGA International Index Fund	0.40%	May 1, 2008

Fund Name	Management Fee Schedule	Effective Date
	(as a percentage of average daily
	net assets)
LVIP SSGA International Managed Volatility Fund	0.23%	May 1, 2019

LVIP SSGA Large Cap 100 Fund	0.40% on assets up to $100 million;	May 1, 2014
	0.30% on assets above $100 million

LVIP SSGA Large Cap Managed Volatility Fund	0.23%	May 1, 2019

LVIP SSGA Mid-Cap Index Fund	0.27%	September 1, 2014

LVIP SSGA Moderate Index Allocation Fund	0.15%	May 1, 2019

LVIP SSGA Moderate Structured Allocation Fund	0.15%	May 1, 2019

LVIP SSGA Moderately Aggressive Index	0.15%	May 1, 2019
Allocation Fund

LVIP SSGA Moderately Aggressive Structured	0.15%	May 1, 2019
Allocation Fund

LVIP SSGA S&P 500 Index Fund	0.24% of the first $500 million;	April 30, 2007
	0.20% of the next $500 million; and
	0.16% of the excess over $1 billion

LVIP SSGA Short-Term Bond Index Fund	0.28%	April 30, 2018

LVIP SSGA SMID Cap Managed Volatility Fund	0.23%	May 1, 2019

LVIP SSGA Small-Cap Index Fund	0.32%	April 30, 2007

LVIP SSGA Small-Mid Cap 200 Fund	0.40% on assets up to $100 million;	May 1, 2014
	0.30% on assets over $100 million
LVIP T. Rowe Price 2010 Fund	0.19%	May 1, 2019

LVIP T. Rowe Price 2020 Fund	0.19%	May 1, 2019

LVIP T. Rowe Price 2030 Fund	0.19%	May 1, 2019

LVIP T. Rowe Price 2040 Fund	0.19%	May 1, 2019

LVIP T. Rowe Price 2050 Fund	0.19%	May 1, 2019

LVIP T. Rowe Price 2060 Fund	0.19%	May 1, 2020

LVIP T. Rowe Price Growth Stock Fund	0.80% of the first $50 million;	April 30, 2007
	0.75% of the next $50 million;
	0.70% of the next $150 million;
	0.65% of the next $250 million; and
	0.60% of the excess over $500
	million

Fund Name	Management Fee Schedule	Effective Date
	(as a percentage of average daily
	net assets)
LVIP T. Rowe Price Structured Mid-Cap Growth	0.75% of the first $200 million;	April 30, 2007
Fund	0.70% of the next $200 million; and
	0.65% of the excess over $400
	million

LVIP U.S. Aggressive Growth Allocation Managed	0.25%	November 1, 2018
Risk Fund

LVIP U.S. Growth Allocation Managed Risk Fund	0.25%	May 1, 2019

LVIP Vanguard Domestic Equity ETF Fund	0.25%	April 29, 2011

LVIP Vanguard International Equity ETF Fund	0.25%	April 29, 2011

LVIP Wellington Capital Growth Fund	0.75% of the first $100 million;	April 30, 2007
	0.70% of the next $150 million;
	0.65% of the next $750 million; and
	0.60% of the excess over $1 billion

LVIP Wellington Mid-Cap Value Fund	1.05% of the first $25 million;	April 30, 2007
	0.95% of the next $25 million;
	0.85% of the next $50 million;
	0.75% of the next $150 million; and
	0.70% of the excess over $250
	million

LVIP Western Asset Core Bond Fund	0.45% of the first $2 billion; and	July 1, 2016
	0.35% of the excess over $2 billion

1To the extent that a Fund invests all its investable assets (e.g., securities and cash) in another registered investment company, the Trust will not pay the Investment Manager any fee pursuant to Section 4) of the Agreement.

The parties hereto have caused this Schedule A to be signed by their duly authorized officers as of the 6th day of April, 2020, to be effective in accordance with the dates noted above.

LINCOLN VARIABLE INSURANCE	LINCOLN INVESTMENT ADVISORS
PRODUCTS TRUST,	CORPORATION
on behalf of each of its series
By: /s/ William P. Flory, Jr.	By: /s/ Jayson R. Bronchetti
Name: William P. Flory, Jr.	Name:	Jayson R. Bronchetti
Title: Vice President & Chief Accounting Officer	Title:	President